UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2020

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Events

On March 26, 2020, the Company determined that it will not be able to file its Form 10-K for the year ended December 31, 2019 on time as a result of factors relating to the COVID-19 pandemic and the steps taken by states to seek to reduce the spread of the virus by either requesting or requiring businesses to close or work remotely. As a result, the Company’s accounting staff and the staff of the independent auditors are not able to complete the audit in a timely manner in order to file the Form 10-K by the required date, after giving effect to the extension permitted by Section 12b-25. The Company is filing this report on Form 8-K to report that it will rely on the exemption from timely filing provided by the SEC in Release No. 34-88318, dated March 4, 2020 (the “Release”). The Company anticipates that it will file the Form 10-K no later than April 30, 2020. This report on Form 8-K replaces the Form 12b-25, which, as provided in the Release, is not required to be filed.

As previously reported, on December 19, 2019, the Company acquired all of the outstanding capital stock of JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”) from Justin Anderson and Stacey Anderson for a purchase price consisting of (a) 3,500,000 shares of the Company’s common stock, (b) a payment of $250,000 and (c) the Company’s 8% secured promissory note in the principal amount of $250,000, which is due on December 31, 2020. Justin Anderson is the Company’s sole director and chief executive officer and Stacey Anderson is his spouse. Because JAS is a related party, under generally accepted accounting principles, the historical financial statements of the Company prior to December 19, 2019 will reflect the business of JAS and not the historical information of the Company as previously reported in its SEC filings. The historical financial information concerning the Company prior to the acquisition of JAS will be reflected in the notes to the consolidated financial statements. As of the date of this report, the Company does not have estimated results of operations for the year ended December 31, 2019. The factors described in the first paragraph also affected the ability of the Company to file timely the historical financial statements of JAS.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020		PreCheck Health Services, Inc.

	By:	/s/ Justin E. Anderson
Justin E. Anderson
Chief Executive Officer

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